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                                                                   EXHIBIT 10.28


                      AMENDMENT NO. 1 TO LETTER AGREEMENT

        THIS AMENDMENT NO. 1 (the "AMENDMENT") is made as of July 9, 1999, by and among WOMEN.COM NETWORKS LLC, a Delaware limited liability company (the "COMPANY"), Torstar Corporation, an Ontario corporation ("TORSTAR") and Harlequin Enterprises Limited, an Ontario corporation ("HARLEQUIN") to the Letter Agreement dated June 28, 1999 by and between such parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Letter Agreement (as defined below).

                                    RECITALS

        WHEREAS, the Company, Torstar and Harlequin entered into that certain Letter Agreement dated June 28, 1999 (the "LETTER AGREEMENT");

        WHEREAS, in accordance with Section 14 of the Letter Agreement, the Company and Torstar wish to amend the Letter Agreement as set forth below.

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the undersigned hereby agree as follows:

                                   AGREEMENT

1. Section 3 of the Letter Agreement is amended and restated to read in full as follows:

        "SECTION 3. PURCHASE AND SALE OF STOCK. The Company and Torstar agree to enter into that certain Stock Purchase Agreement attached hereto as EXHIBIT A and that certain Investor Rights Agreement attached hereto as EXHIBIT B."

2. Except as set forth in this Amendment, the Letter Agreement shall remain in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                       1.
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     IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the day and year first set forth above.


WOMEN.COM NETWORKS LLC            TORSTAR CORPORATION



By: /s/ Marleen McDaniel          /s/ Dave Samuel
    ---------------------------   ----------------------------------------------
                                  (Signature)

Name:  Marleen McDaniel           By:    Dave Samuel
      -------------------------       ------------------------------------------

Title:  President                 Title: Vice-President of Corporate Development
       ------------------------          ---------------------------------------

                                  HARLEQUIN ENTERPRISES LIMITED

                                   /s/ Dave Samuel
                                  ----------------------------------------------
                                  (Signature)

                                  By:  Dave Samuel
                                      ------------------------------------------


                                  Title:  Executive Vice President
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